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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 31, 1999


                                  ROBERDS, INC.
             (Exact name of registrant as specified in its charter)

             Ohio                       0-22702                 31-0801335
 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)


      1100 East Central Avenue, Dayton, Ohio                    45449-1888
     (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (937) 859-5127

                                      None
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

On or about December 31, 1999, Roberds, Inc. ("Company") issued a press release, which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

                  (c)      Exhibits.

                           99.1     Press release of the Company, dated
                                    December 31, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ROBERDS, INC.



                                            By:       /s/ Robert M. Wilson
                                                      -------------------------
                                            Name:     Robert M. Wilson
January 12, 2000                            Title:    President


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                                  EXHIBIT INDEX


Number          Subject Matter
------          --------------


99.1            Press release of the Company, dated December 31, 1999.